Putnam
Managed
High Yield
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-04


[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional information about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges). Fund ownership (in dollar ranges) is also being shown for the members of Putnam's Executive Board.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Managed High Yield Trust delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

We thank you for your support of the Putnam funds throughout 2004 and wish you all the best in 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 19, 2005


Report from Fund Management

Fund highlights

 * For the six months ended November 30, 2004, Putnam Managed High Yield Trust had total returns of 9.27% at net asset value (NAV) and 9.87% at market price.

 * The fund's primary benchmark, the JP Morgan Developed High Yield Index, returned 8.75% for the same period.

 * The average return for the fund's Lipper category, High Current Yield Funds (closed-end), was 9.91%.

 * The fund's monthly dividend was reduced to $0.049 per share, effective December 2004. See page 5 for more information.

 * See the Performance Summary beginning on page 9 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

During the past six months, your fund benefited from a continuation of the positive environment for high-yield bonds that has existed for the past several years. As the period began, the bond market as a whole was volatile due to reports of stronger growth and the increased likelihood that the Federal Reserve Board would raise interest rates. However, as the period progressed, high-yield bonds led the market. Fund management's successful security selection and emphasis on the strong-performing, lower-quality portion of the market enabled the fund to outperform its benchmark index. Although the fund underperformed its Lipper peer group average, comparisons in this category can be misleading because it contains only eight funds, some of which use leverage to boost returns. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment re sults, it may also be influenced by several other factors, including changes in in ves t or perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.


--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 11/30/04
--------------------------------------------------
                                          Market
(inception 6/25/93)      NAV              price
--------------------------------------------------
6 months                9.27%              9.87%
--------------------------------------------------
1 year                 12.73               9.03
--------------------------------------------------
5 years                28.11              19.43
Annual average          5.08               3.61
--------------------------------------------------
10 years               97.03              91.98
Annual average          7.02               6.74
--------------------------------------------------
Annual average
(life of fund)          6.33               4.76
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Invest ment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance as sumes reinvestment of distributions and does not account for taxes.

FUND PROFILE

Putnam Managed High Yield Trust seeks high current income and, as a secondary objective, capital growth, by investing in corporate high-yield bonds. The fund is designed for investors seeking higher fixed-income returns and who are willing to accept the added risks of investing in below-investment-grade bonds.


Market overview

Over the past six months, high-yield bonds benefited from continued economic growth and declining default rates. The economy's strength was not always apparent, however, and stock and bond investors tended to overreact to economic news both positively and negatively. The high-yield market's strong performance has reflected investors' generally positive assessment of the creditworthiness of high-yield issuers. After default rates peaked in January 2002, overall credit quality for high-yield bonds steadily improved. This improved quality has been illustrated by the continued narrowing in the credit yield spread, which is the yield difference between high-yield bonds and Treasuries.

The fund's fiscal year began on a difficult note, as strong employment gains in the prior month caused a sharp sell-off in all sectors of the bond market, including high yield. Bond investors soon regained their optimism, however, and yields across the board began a steady decline that lasted through the end of the period. High-yield bonds were particularly appealing to investors because of the higher income they pay, and the continued financial improvement among many issuers. Demand for high-yield bonds remained strong throughout the period, driven both by money coming into the market as well as by reinvestment needs created by bonds being called, tendered, and upgraded. New issuance, while active, was not able to fully satisfy the demand for high-yield bonds.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 11/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
JP Morgan Developed High Yield Index (global high-yield
corporate bonds)                                                        8.75%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.82%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  3.91%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 10.40%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      5.68%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             12.18%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 12.58%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 11/30/04.
-------------------------------------------------------------------------------

Strategy overview

During the six-month period, we continued to seek bonds from a variety of sectors in our efforts to enhance the fund's performance while managing its risk exposure. Throughout much of fiscal 2003, we had increased the fund's holdings of bonds that were in the lower-quality portion of the market -- namely, those with CCC ratings. However, although the fund remains overweighted in these securities relative to its benchmark index, we have reduced this overweight because prices had increased significantly. This reduction process began during the summer months and continued through period-end.

Our allocation to the lower-rated portion of the market has provided significant benefits to the fund. First, with the strengthening of the economy, companies that issued lower-quality bonds were seeing improvements in their businesses, reducing the risk that they would be unable to make interest payments on their debt. As the business prospects and financial results of these companies have improved with the growing economy, their bonds have appreciated in price. Secondly, with interest rates in the high-yield market having declined over the past several years, we felt that the higher yields provided by the lower-rated segment of the market would attract investors, bolster demand for these securities, and contribute strongly to overall returns -- which, in fact, is what occurred during the period. Finally, higher-yielding, lower-quality bonds are typically less sensitive to interest-rate changes, which we feel positions the fund appropriately for any potential sharp rate increases in the future.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                                 as of             as of
                                5/31/04          11/30/04

Utilities and power              8.2%              7.5%

Chemicals                        5.9%              6.5%

Telecommunications               5.6%              4.9%

Publishing                       3.8%              4.7%

Gaming and lottery               5.5%              4.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

As part of our team approach to managing the portfolio, we employed significant research resources to find bonds that we believed would add as much value as possible, while remaining mindful of credit risk. In the utilities and power sector, which generally performed well for the fund as the sector continued to recover from its previous overexpansion, securities issued by Edison Mission Energy, a subsidiary of Edison International, were among the fund's strongest performers. Edison, which owns California's second-largest electric utility, Southern California Edison, also owns Edison Mission Energy. After poor performance in 2002, the company sold assets and shored up its balance sheet, which drove strong returns for a number of Edison Mission securities. El Paso Corporation, a pipeline and exploration and production company, made a positive contribution. Finally, Williams Companies, a large natural gas company serving the northwestern United States, California, Rocky Mountain, Gulf Coast, and Eastern Seaboard markets, performed well on significant increases in natural gas prices. The company also benefited from management's focus on balance sheet improvements, which involved focusing on core pipeline business, selling nonproductive assets, and paying down debt. In the communications services sector, which experienced a recovery, Qwest Communications performed well. Qwest, which owns U.S. West, benefited from increases in DSL subscriptions and successful cost-cutting efforts.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 11/30/04)

 1 Dow Jones CDX HY
   144A 7 3/4s, 2009 (3.5%)
   Pass-through certificates
   Other

 2 PSF Group Holdings, Inc. (1.2%)
   144A Class A common stock
   Food

 3 Qwest Corp. (0.8%)
   144A notes 9 1/8s, 2012
   Communications services

 4 NRG Energy, Inc. (0.7%)
   144A sr. sec. notes 8s, 2013
   Utilities and power

 5 Canada, Inc. (Canada) (0.6%)
   144A sr. sub. notes 8s, 2012
   Publishing

 6 Qwest Communications International,
   Inc. (0.6%)
   144A sr. notes 7 1/2s, 2014
   Communications services

 7 DPL, Inc. (0.6%)
   Bonds 8 1/8s, 2031
   Utilities and power

 8 Crown Holdings SA (France) (0.5%)
   Notes 10 7/8s, 2013
   Capital goods

 9 AEP Industries, Inc. (0.5%)
   Sr. sub. notes 9 7/8s, 2007
   Capital goods

10 THL Buildco, Inc. (Nortek, Inc.) (0.5%)
   144A sr. sub. notes 8 1/2s, 2014
   Building materials

Footnote reads:
The fund's holdings will change over time.


Among the detractors from performance during the period were securities issued by Icon Health & Fitness, which manufactures equipment for the fitness industry, and Paxson Communications, a large broadcast television station group and owner of PAX TV, a television channel that reaches households via broadcast, cable, and satellite networks. Icon had disappointing financial results due to higher steel costs and weak sales in some product lines, while Paxson had poor results as hoped-for asset sales did not transpire. We continue to hold Icon and Paxson because we believed as of the end of the period that the holdings were appropriately valued.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Within the high-yield universe, yields are 120 basis points lower than a year ago. As a result, your fund's monthly dividend was reduced, effective with the December 2004 payment, from $0.054 per share to $0.049 per share. Putnam Managed High Yield Trust has paid a consistently strong dividend. This adjustment keeps the fund in line with yields on other similar funds, as the portfolio tries to balance yield with overall credit quality.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The fund's returns during the past six months remained significantly higher than the historical averages for the high-yield market. Economic conditions, though somewhat variable over the past year, have remained generally favorable, with low inflation and moderate growth. While this positive environment could continue into 2005, we have become more cautious for several reasons. First, we believe the high cost of energy, driven at least in part by geopolitical turmoil, may act like a tax on both businesses and consumers, reducing the incentive and the ability for both to continue spending. Additionally, performance has been strong for high-yield bonds for the past few years and, as a result, yields are relatively low (because bond yields move in the opposite direction of bond prices). Moreover, credit yield spreads -- the difference between lower- and higher-quality bond yields -- have narrowed a great deal, and this narrowing is another sign that the market may be close to being fully valued. We therefore believe it is unlikely that high-yield bond prices will move significantly higher (and yields lower) from their current levels. We also feel that default rates will likely reach a trough in 2005, which will probably slow the momentum that high-yield bonds have enjoyed over the past few years. That being said, we do not foresee difficult times ahead for this sector in the coming year, as companies remain healthy and cash flows strong. As always, we will monitor economic and market events and make adjustments to the portfolio that we deem necessary.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Stephen Peacher is the Portfolio Leader and Paul Scanlon and Rosemary Thomsen are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended November 30.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Stephen Peacher    2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader   2003      *
-------------------------------------------------------------------------------------------------------------
Paul Scanlon       2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member   2003      *
-------------------------------------------------------------------------------------------------------------
Rosemary Thomsen   2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member   2003      *
-------------------------------------------------------------------------------------------------------------

Other funds managed by the Portfolio Leader and Portfolio Members

Stephen Peacher is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust.

Paul Scanlon and Rosemary Thomsen are also Portfolio Members of Putnam High Yield Advantage Fund and Putnam High Yield Trust.

Stephen Peacher, Paul Scanlon, and Rosemary Thomsen may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the six months ended November 30, 2004, Portfolio Member Norman Boucher left your fund's management team for another position at Putnam.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.



--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2004     *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2003     *
--------------------------------------------------------------------------------------------------
John Boneparth                      2004     *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2003     *
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2004     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2004               *
--------------------------------------------------------------------------------------------------
President and CEO                   2003     *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2004     *
--------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2004     *
--------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2004     *
--------------------------------------------------------------------------------------------------
General Counsel                      N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2004     *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2003     *
--------------------------------------------------------------------------------------------------
Stephen Oristaglio                  2004     *
--------------------------------------------------------------------------------------------------
Head of Investments                 2003     *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2004     *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended November 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.


----------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/04
----------------------------------------------------------------------------
                                                                Lipper
                                              JP Morgan      High Current
                                              Developed       Yield Funds
                                    Market    High Yield     (closed-end)
                            NAV      price      Index*     category average+
----------------------------------------------------------------------------
6 months                   9.27%      9.87%      8.75%          9.91%
----------------------------------------------------------------------------
1 year                    12.73       9.03      12.28          13.53
----------------------------------------------------------------------------
5 years                   28.11      19.43      42.28          30.18
Annual average             5.08       3.61       7.31           5.30
----------------------------------------------------------------------------
10 years                  97.03      91.98         --         106.72
Annual average             7.02       6.74         --           7.44
----------------------------------------------------------------------------
Life of fund
(since 6/25/93)
Annual average             6.33       4.76         --           7.05
----------------------------------------------------------------------------

  Performance assumes reinvestment of distributions and does not account for taxes.

  Index and Lipper results should be compared to fund performance at net asset value.

* This index began operations on 12/31/94.

+ Over the 6-month and 1-, 5-, and 10-year periods ended 11/30/04, there were 8, 8, 4, and 4 funds, respectively, in this Lipper category.


-----------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/04
-----------------------------------------------------------------------
Distributions (number)                      6
-----------------------------------------------------------------------
Income                                      $0.324
-----------------------------------------------------------------------
Capital gains                               --
-----------------------------------------------------------------------
Total                                       $0.324
-----------------------------------------------------------------------
Share value:                                NAV      Market price
-----------------------------------------------------------------------
5/31/04                                     $8.82       $7.92
-----------------------------------------------------------------------
11/30/04                                     9.27        8.37
-----------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------
Current dividend rate 1                     6.99%       7.74%
-----------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


-------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------
                            NAV    Market price
-------------------------------------------------------------------------
6 months                   9.25%      10.76%
-------------------------------------------------------------------------
1 year                    11.29        3.98
-------------------------------------------------------------------------
5 years                   27.54       35.21
Annual average             4.99        6.22
-------------------------------------------------------------------------
10 years                  98.31       89.04
Annual average             7.09        6.58
-------------------------------------------------------------------------
Life of fund
(since 6/25/93)
Annual average             6.41        4.77
-------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan Developed High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of developed markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


The fund's portfolio
November 30, 2004 (Unaudited)

Corporate bonds and notes (91.7%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
      $100,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                            $108,000

Automotive (2.0%)
-------------------------------------------------------------------------------
        50,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                      56,375
        30,000 Dana Corp. notes 10 1/8s, 2010                            33,900
       225,000 Dana Corp. notes 9s, 2011                                272,250
        15,000 Dana Corp. notes 7s, 2029                                 15,000
        40,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                                42,200
       205,000 Delco Remy International, Inc. sr.
               sub. notes 9 3/8s, 2012                                  210,125
        30,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                             30,525
       150,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                              169,677
       115,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                     118,163
        95,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                      92,150
EUR     20,000 Teksid Aluminum 144A company
               guaranty 11 3/8s, 2011 (Luxembourg)                       25,183
       $70,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                            74,312
       130,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                    153,075
       100,000 Tenneco Automotive, Inc. 144A sr.
               sub. notes 8 5/8s, 2014                                  104,000
                                                                 --------------
                                                                      1,396,935

Beverage (0.1%)
-------------------------------------------------------------------------------
        45,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                                 49,275
        45,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                                48,938
                                                                 --------------
                                                                         98,213

Broadcasting (3.0%)
-------------------------------------------------------------------------------
       210,000 British Sky Broadcasting PLC company
               guaranty 6 7/8s, 2009 (United
               Kingdom)                                                 229,624
       300,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                             336,750
       440,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008  (In default)
               (NON)                                                      1,925
       235,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                     240,288
       165,000 Echostar DBS Corp. 144A company
               guaranty 6 5/8s, 2014                                    168,300
       370,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                       347,800
       105,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                    118,125
         6,090 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                 5,877
       155,000 Rainbow National Services, LLC 144A
               sr. notes 8 3/4s, 2012                                   163,913
        60,000 Sinclair Broadcast Group, Inc.
               company guaranty 8 3/4s, 2011                             64,500
       301,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       319,813
        65,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                        63,863
                                                                 --------------
                                                                      2,060,778

Building Materials (0.9%)
-------------------------------------------------------------------------------
        60,000 Building Materials Corp. company
               guaranty 8s, 2008                                         62,100
        95,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                            103,550
         5,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                             3,925
       120,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                            94,200
       350,000 THL Buildco, Inc. (Nortek, Inc.)
               144A sr. sub. notes 8 1/2s, 2014                         376,250
                                                                 --------------
                                                                        640,025

Cable Television (3.0%)
-------------------------------------------------------------------------------
        10,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005  (In default)
               (NON)                                                      8,975
        20,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                     18,650
        90,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2011 (In default)
               (NON)                                                     87,525
         5,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2006 (In default)
               (NON)                                                      4,538
         5,000 Adelphia Communications Corp. sr.
               notes 9 3/8s, 2009 (In default)
               (NON)                                                      4,663
        40,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007  (In
               default) (NON)                                            35,900
        80,000 Atlantic Broadband Finance, LLC 144A
               sr. sub. notes 9 3/8s, 2014                               76,800
       195,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                           207,675
        70,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                      43,050
        35,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                      23,888
        90,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                             77,400
       200,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                            173,000
        75,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                             63,000
       265,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                     218,625
       200,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                     166,000
        20,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                      16,600
        75,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                      79,125
        80,000 CSC Holdings, Inc. sr. notes Ser. B,
               7 5/8s, 2011                                              85,600
       155,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                             158,100
       270,000 Kabel Deutsheland GmbH 144A sr.
               notes 10 5/8s, 2014 (Germany)                            310,500
        30,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                             29,550
       155,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   177,863
        50,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                     51,625
                                                                 --------------
                                                                      2,118,652

Capital Goods (9.1%)
-------------------------------------------------------------------------------
       370,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                             376,475
       221,742 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON) (F)                           2
       240,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                     252,300
       330,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 7 5/8s,
               2006                                                     339,075
        30,000 Allied Waste North America, Inc.
               sec. notes 6 1/2s, 2010                                   28,950
        65,000 Amsted Industries, Inc. 144A sr.
               notes 10 1/4s, 2011                                       71,500
       320,000 Argo-Tech Corp. sr. notes 9 1/4s,
               2011                                                     349,600
        35,000 BE Aerospace, Inc. sr. notes 8 1/2s,
               2010                                                      38,325
       345,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                         343,275
        15,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                    17,325
       125,000 Blount, Inc. sr. sub. notes 8 7/8s,
               2012                                                     135,625
       110,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                          94,600
       145,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                       142,463
EUR     15,000 Crown Holdings SA bonds 10 1/4s,
               2011 (France)                                             22,924
      $320,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                            378,400
        70,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                                  79,275
       476,000 Decrane Aircraft Holdings Co.
               company guaranty zero %, 2008                            180,880
       120,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                             135,000
EUR     60,000 Flender Holdings 144A sr. notes 11s,
               2010 (Germany)                                            94,804
       $93,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                            104,160
        25,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                      26,188
       130,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                         140,075
        45,000 K&F Acquisitions, Inc. 144A sr. sub.
               notes 7 3/4s, 2014                                        46,013
       325,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                    334,750
       310,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                 359,600
       140,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   161,000
EUR     25,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                    37,226
      $290,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                             313,200
        40,000 Mueller Group, Inc. sec. FRN 6.91s,
               2011                                                      41,400
        95,000 Mueller Group, Inc. sr. sub. notes
               10s, 2012                                                103,075
       180,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                    195,750
        75,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                     81,000
       170,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                             189,550
        15,000 Owens-Illinois, Inc. debs. 7.8s,
               2018                                                      15,338
       155,000 Polypore, Inc. 144A sr. sub. notes
               8 3/4s, 2012                                             161,200
       250,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                             273,750
       165,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    156,131
        60,000 Solo Cup Co. sr. sub. notes 8 1/2s,
               2014                                                      62,400
        75,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                              74,625
        35,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                      39,550
       190,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                            214,225
        90,000 Titan Corp. (The) company guaranty
               8s, 2011                                                  95,400
                                                                 --------------
                                                                      6,306,404

Chemicals (6.4%)
-------------------------------------------------------------------------------
       130,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                 142,350
        10,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                                 9,400
       205,000 BCP Caylux Holdings Luxembourg SCA
               144A sr. sub. notes 9 5/8s,  2014
               (Luxembourg)                                             230,113
       185,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                       207,200
        50,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon zero %
               (12s, 6/1/08), 2013 (STP)                                 40,500
       130,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                          111,150
       120,000 Crystal US Holdings, LLC/US Sub 3
               Corp. 144A sr. disc. notes
               stepped-coupon zero % (10s,
               10/1/09), 2014 (STP)                                      82,200
        95,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                     105,450
       290,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                            332,775
       180,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                            216,000
       140,000 Hercules, Inc. company guaranty
               6 3/4s, 2029                                             144,550
        35,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 11.86s, 2008                                37,800
        40,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                 47,500
       140,000 Huntsman Co., LLC sr. disc. notes
               zero %, 2008                                              92,050
       295,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   311,225
       270,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                       150,525
       120,000 Huntsman, LLC company guaranty
               11 5/8s, 2010                                            142,800
        60,000 Huntsman, LLC 144A company guaranty
               11 1/2s, 2012                                             70,650
       325,000 Innophos, Inc. 144A sr. sub. notes
               8 7/8s, 2014                                             351,000
       230,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                    258,175
        10,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                      11,825
       130,000 Lyondell Chemical Co. company
               guaranty 10 1/2s, 2013                                   154,050
       100,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                    109,000
        65,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                              71,663
       250,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                    282,500
EUR     10,000 Nalco Co. sr. notes 7 3/4s, 2011                          14,439
EUR     10,000 Nalco Co. sr. sub. notes 9s, 2013                         14,412
      $300,000 Nalco Co. sr. sub. notes 8 7/8s,
               2013                                                     331,125
        31,547 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                        32,651
        70,155 Pioneer Companies, Inc. sec. FRN
               5.475s, 2006                                              70,506
        25,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                    27,000
EUR     50,000 Rockwood Specialities Group, Inc.
               sr. sub. notes 7 5/8s, 2014                               68,106
       $50,000 Rockwood Specialities Group, Inc.
               144A sub. notes 7 1/2s, 2014                              51,250
        27,275 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                           27,070
        75,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                              79,875
                                                                 --------------
                                                                      4,428,885

Commercial and Consumer Services (0.6%)
-------------------------------------------------------------------------------
       115,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                     136,850
       245,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                      282,056
                                                                 --------------
                                                                        418,906

Communication Services (8.2%)
-------------------------------------------------------------------------------
        60,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                        70,050
        50,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon zero %
               (12s, 7/31/05), 2009 (STP)                                53,500
        70,000 Alamosa Delaware, Inc. sr. notes
               8 1/2s, 2012                                              75,250
        35,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                     29,488
       114,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                             120,270
        65,000 American Tower Corp. sr. notes
               7 1/2s, 2012                                              67,438
       125,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                    131,250
       100,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                      7,000
       165,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                           179,850
        25,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                               22,375
       195,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                             194,513
        70,000 Cincinnati Bell, Inc. sr. sub. notes
               7 1/4s, 2023                                              67,375
       185,000 Citizens Communications Co. notes
               9 1/4s, 2011                                             215,063
       160,000 Citizens Communications Co. sr.
               notes 6 1/4s, 2013                                       159,000
       305,405 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                              31
       205,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                       229,600
        45,000 Eircom Funding notes 8 1/4s, 2013
               (Ireland)                                                 49,950
        65,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                  69,875
       177,439 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008  (In
               default) (NON)                                                18
        20,728 Globix Corp. company guaranty 11s,
               2008 (PIK)                                                19,070
       175,000 Inmarsat Finance PLC company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                                 178,938
       175,000 Inmarsat Finance PLC 144A company
               guaranty stepped-coupon zero %
               (10 3/8s, 11/15/08), 2012 (United
               Kingdom) (STP)                                           120,750
        55,000 iPCS, Inc. 144A sr. notes 11 1/2s,
               2012                                                      60,500
       135,000 Level 3 Financing, Inc. 144A sr.
               notes 10 3/4s, 2011                                      120,488
       120,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                      129,600
       293,000 MCI, Inc. sr. notes 7.735s, 2014                         299,593
        45,000 MCI, Inc. sr. notes 6.688s, 2009                          45,338
       290,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                       319,000
         5,000 Nextel Communications, Inc. sr.
               notes 6 7/8s, 2013                                         5,400
       200,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                        203,500
        55,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             62,700
       225,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                             247,500
       410,000 Qwest Communications International,
               Inc. 144A sr. notes 7 1/2s, 2014                         399,750
       475,000 Qwest Corp. 144A notes 9 1/8s, 2012                      540,313
        65,000 Qwest Services Corp. 144A notes
               14 1/2s, 2014                                             80,275
        85,000 Qwest Services Corp. 144A notes 14s,
               2010                                                     100,725
        50,000 Rogers Cantel, Ltd. debs. 9 3/4s,
               2016 (Canada)                                             58,875
        40,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                     46,600
        65,000 Rogers Wireless, Inc. 144A sec.
               notes 7 1/2s, 2015 (Canada)                               67,438
        80,000 Rogers Wireless, Inc. 144A sr. sub.
               notes 8s, 2012 (Canada)                                   83,000
        45,000 Rural Cellular Corp. sr. notes
               9 7/8s, 2010                                              45,450
        90,000 Rural Cellular Corp. sr. sub. notes
               9 3/4s, 2010                                              80,775
        55,000 SBA Telecommunications Inc./SBA
               Communication Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011 (STP)                                     45,788
       110,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                     124,575
        65,000 UbiquiTel Operating Co. sr. notes
               9 7/8s, 2011                                              71,338
       270,000 UbiquiTel Operating Co. 144A sr.
               notes 9 7/8s, 2011                                       296,325
       100,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                             108,000
                                                                 --------------
                                                                      5,703,500

Conglomerates (0.6%)
-------------------------------------------------------------------------------
        55,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                       61,457
       325,000 Tyco International Group SA company
               guaranty 6s,  2013 (Luxembourg)                          349,911
                                                                 --------------
                                                                        411,368

Consumer (1.0%)
-------------------------------------------------------------------------------
       115,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                    97,463
        95,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                            67,450
       245,000 Jostens IH Corp. 144A company
               guaranty 7 5/8s, 2012                                    256,638
       260,000 Samsonite Corp. sr. sub. notes
               8 7/8s, 2011                                             276,575
                                                                 --------------
                                                                        698,126

Consumer Goods (1.2%)
-------------------------------------------------------------------------------
        45,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                     47,925
       200,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    213,500
       140,000 Playtex Products, Inc. sec. notes
               8s, 2011                                                 153,300
       215,000 Prestige Brands, Inc. 144A sr. sub.
               notes 9 1/4s, 2012                                       226,825
       125,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                   116,250
        45,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                              47,588
                                                                 --------------
                                                                        805,388

Consumer Services (0.4%)
-------------------------------------------------------------------------------
       100,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       112,000
        60,000 United Rentals (North America), Inc.
               company guaranty 6 1/2s, 2012                             58,800
       130,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                    128,700
                                                                 --------------
                                                                        299,500

Energy (7.3%)
-------------------------------------------------------------------------------
       190,000 Arch Western Finance, LLC sr. notes
               6 3/4s, 2013                                             199,025
        80,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                        83,800
        90,000 Belden & Blake Corp. 144A sec. notes
               8 3/4s, 2012                                              97,425
        70,000 Bluewater Finance, Ltd. company
               guaranty 10 1/4s, 2012 (Cayman
               Islands)                                                  75,950
       110,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             115,775
       100,000 CHC Helicopter Corp. sr. sub. notes
               7 3/8s, 2014 (Canada)                                    105,500
        75,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                         85,875
        45,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                     49,388
       210,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                             231,000
        60,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                                  64,800
        95,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                              98,325
       140,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                             154,000
        90,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                     99,450
        45,000 Encore Acquisition Co. sr. sub.
               notes 6 1/4s, 2014                                        45,900
       130,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                    139,425
        70,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                              76,125
       145,000 Forest Oil Corp. sr. notes 8s, 2011                      164,575
        35,000 Forest Oil Corp. sr. notes 8s, 2008                       38,763
        70,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                      77,525
        65,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                              70,525
        95,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                              80,750
        65,000 Hanover Equipment Trust sec. notes
               Ser. B, 8 3/4s, 2011                                      70,525
       275,000 Harvest Operations Corp. 144A sr.
               notes 7 7/8s, 2011 (Canada)                              280,500
        55,000 Hornbeck Offshore Services, Inc.
               144A sr. notes 6 1/8s, 2014                               54,313
        65,000 KCS Energy, Inc. sr. notes 7 1/8s,
               2012                                                      68,250
       280,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                             284,200
       260,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                     270,400
       130,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                             146,250
       125,000 Newfield Exploration Co. 144A sr.
               sub. notes 6 5/8s, 2014                                  134,063
       120,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                    123,000
        75,000 Pacific Energy Partners/Pacific
               Energy Finance Corp. sr. notes
               7 1/8s, 2014                                              80,625
       135,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                             135,506
        30,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                             34,200
        45,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                             49,221
       100,000 Petro Geo-Services notes 10s, 2010
               (Norway)                                                 114,000
        90,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                     101,250
        95,000 Plains Exploration & Production Co.
               sr. notes 7 1/8s, 2014                                   104,500
        55,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                               61,875
       110,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                     120,725
       290,000 Pride International, Inc. 144A sr.
               notes 7 3/8s, 2014                                       321,175
       100,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                    107,500
       170,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                      181,475
        25,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                        26,750
        45,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                              50,175
        25,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                        26,875
                                                                 --------------
                                                                      5,101,254

Entertainment (2.0%)
-------------------------------------------------------------------------------
        75,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                        81,375
       132,000 AMC Entertainment, Inc. sr. sub.
               notes 8s, 2014                                           130,020
       155,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                 178,250
       180,000 Cinemark, Inc. sr. disc. notes
               stepped-coupon zero %
               (9 3/4s, 3/15/07), 2009 (STP)                            132,300
       335,000 LCE Acquisition Corp. 144A company
               guaranty 9s, 2014                                        360,125
       175,000 Six Flags, Inc. sr. notes 9 5/8s,
               2014                                                     172,156
       335,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     336,675
                                                                 --------------
                                                                      1,390,901

Financial (1.3%)
-------------------------------------------------------------------------------
        55,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                    56,925
       145,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                   158,413
       175,000 E*Trade Finance Corp. 144A sr.
               notes 8s, 2011                                           186,813
       232,870 Finova Group, Inc. notes 7 1/2s,
               2009                                                     111,778
        85,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                           90,950
       240,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                             273,600
                                                                 --------------
                                                                        878,479

Food (1.3%)
-------------------------------------------------------------------------------
        35,271 Archibald Candy Corp. company
               guaranty 10s, 2007 (In default)
               (NON) (PIK)                                               14,108
        60,000 ASG Consolidated, LLC/ASG Finance,
               Inc. 144A sr. disc. notes
               stepped-coupon zero % (11 1/2s,
               11/1/08), 2011                                            38,400
       335,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                     354,263
        40,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                      43,800
       100,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                             111,750
        45,000 Dole Food Co. sr. notes 8 7/8s, 2011                      49,275
        35,000 Dole Food Co. sr. notes 8 5/8s, 2009                      38,325
       285,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                              257,925
                                                                 --------------
                                                                        907,846

Forest Products and Packaging (2.2%)
-------------------------------------------------------------------------------
        75,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                      82,500
       130,000 Georgia-Pacific Corp. company
               guaranty 9 3/8s, 2013                                    151,450
       250,000 Georgia-Pacific Corp. debs. 9 1/2s,
               2011                                                     310,625
       210,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                     239,400
        10,000 Jefferson Smurfit Corp. company
               guaranty 7 1/2s, 2013                                     10,725
         5,000 Jefferson Smurfit Corp. company
               guaranty company guaranty  8 1/4s,
               2012                                                       5,475
       215,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                   245,100
EUR      5,000 MDP Acquisitions PLC sr. notes
               Ser. EUR, 10 1/8s, 2012 (Ireland)                          7,571
      $122,740 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                            142,992
        75,000 Norske Skog Canada, Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                     77,813
        40,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                              44,200
       140,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                             153,300
        35,000 Stone Container Finance company
               guaranty 7 3/8s, 2014 (Canada)                            37,713
        25,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                            23,938
                                                                 --------------
                                                                      1,532,802

Gaming & Lottery (4.3%)
-------------------------------------------------------------------------------
        60,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                    66,600
        65,000 Argosy Gaming Co. sr. sub. notes 7s,
               2014                                                      72,313
       160,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                             180,000
        30,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                              32,775
        60,000 Boyd Gaming Corp. sr. sub. notes
               6 3/4s, 2014                                              63,150
        70,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                   78,050
        85,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                             86,913
        40,000 Inn of the Mountain Gods sr. notes
               12s, 2010                                                 46,600
        75,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                              78,281
        10,000 MGM Mirage, Inc. coll. sr. notes
               6 7/8s, 2008                                              10,775
       205,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                             232,931
        60,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                                  61,425
        40,000 Mirage Resorts, Inc. debs. 7 1/4s,
               2017                                                      41,600
       220,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                  226,600
       155,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                       173,600
       115,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           126,788
        95,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  107,706
       185,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       203,038
        95,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                  102,363
       125,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                  129,375
       120,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                            141,000
        90,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                      92,700
        90,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                              93,825
       215,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006  (In
               default) (NON)                                           195,919
        90,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                       102,600
       280,000 Wynn Las Vegas, LLC/Wynn Las Vegas
               Capital Corp. 144A 1st mtge. 6 5/8s,
               2014                                                     277,200
                                                                 --------------
                                                                      3,024,127

Health Care (5.6%)
-------------------------------------------------------------------------------
       125,000 Alderwoods Group, Inc. 144A sr.
               notes 7 3/4s, 2012                                       133,438
       105,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                    115,238
       100,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             110,250
       170,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                     170,425
       110,000 Ellan Finance Corp. 144A sr. notes
               7 3/4s, 2011 (Ireland)                                   116,325
        60,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                             67,200
       100,000 Extendicare Health Services, Inc.
               sr. sub. notes 6 7/8s, 2014                              102,500
        50,000 HCA, Inc. debs. 7.19s, 2015                               51,681
        60,000 HCA, Inc. notes 8.36s, 2024                               64,069
        70,000 HCA, Inc. notes 7.69s, 2025                               70,212
        10,000 HCA, Inc. notes 7s, 2007                                  10,480
        65,000 HCA, Inc. notes 6 3/8s, 2015                              64,271
        55,000 HCA, Inc. notes 5 3/4s, 2014                              52,669
       185,000 Healthsouth Corp. notes 7 5/8s, 2012                     182,688
        75,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                      77,156
        45,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                      45,450
        45,000 Healthsouth Corp. sr. sub. notes
               10 3/4s, 2008                                             47,138
        65,000 Insight Health Services Corp. 144A
               company guaranty 9 7/8s, 2011                             65,975
        51,360 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                                55,405
        35,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                     40,950
       180,000 MQ Associates, Inc. sr. disc. notes
               stepped-coupon zero %
               (12 1/4s, 8/15/08), 2012 (STP)                           127,800
       120,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                             120,600
       133,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                           152,618
       130,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                       146,250
        40,000 Service Corp. International debs.
               7 7/8s, 2013                                              43,800
        15,000 Service Corp. International notes
               7.2s, 2006                                                15,600
         5,000 Service Corp. International notes
               6 7/8s, 2007                                               5,250
        20,000 Service Corp. International notes
               6 1/2s, 2008                                              20,850
        50,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                      54,500
       140,000 Service Corp. International/US 144A
               sr. notes 7s, 2016                                       147,000
       130,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                            142,025
        85,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                      82,875
        10,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                               9,300
       155,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                             143,763
       180,000 Tenet Healthcare Corp. 144A sr.
               notes 9 7/8s, 2014                                       193,500
       130,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                     137,150
       225,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                                 230,625
        85,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011                                   89,675
        55,000 US Oncology, Inc. 144A sr. notes 9s,
               2012                                                      61,050
        40,000 US Oncology, Inc. 144A sr. sub.
               notes 10 3/4s, 2014                                       45,700
        95,000 Vanguard Health Holding Co. II, LLC
               144A sr. sub. notes 9s, 2014                             100,938
        55,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012 (R)                             63,663
        40,000 Ventas Realty LP/Capital Corp. 144A
               sr. notes 6 5/8s, 2014 (R)                                40,700
        60,000 VWR International, Inc. 144A sr.
               notes 6 7/8s, 2012                                        62,400
                                                                 --------------
                                                                      3,881,152

Homebuilding (2.4%)
-------------------------------------------------------------------------------
        70,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                     76,650
        25,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                     27,500
        20,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                  22,400
       120,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                     136,800
        25,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                      27,125
        50,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                      50,688
        90,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                             99,900
        70,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                             70,000
        50,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                        50,750
       275,000 KB Home sr. notes 5 3/4s, 2014                           270,188
        50,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                              55,625
        35,000 Meritage Corp. sr. notes 7s, 2014                         36,313
        70,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                             79,800
       135,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                             146,475
        10,000 Standard Pacific Corp. sr. notes
               6 7/8s, 2011                                              10,475
       215,000 Standard Pacific Corp. sr. notes
               6 1/4s, 2014                                             211,775
        55,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                    61,600
        80,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                         86,200
        30,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                    33,525
       130,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                    144,300
                                                                 --------------
                                                                      1,698,089

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------
       200,000 Sealy Mattress Co. sr. sub. notes
               8 1/4s, 2014                                             211,500

Leisure (0.1%)
-------------------------------------------------------------------------------
        80,000 K2, Inc. 144A sr. notes 7 3/8s, 2014                      87,600

Lodging/Tourism (1.6%)
-------------------------------------------------------------------------------
         7,000 FelCor Lodging LP company guaranty
               10s, 2008 (R)                                              7,350
        45,000 FelCor Lodging LP company guaranty
               9s, 2008 (R)                                              50,400
       115,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                                 124,200
        73,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                         75,099
        60,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                                  66,750
        98,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                         102,410
       165,000 Host Marriott LP 144A sr. notes 7s,
               2012 (R)                                                 174,075
        95,000 ITT Corp. debs. 7 3/8s, 2015                             106,875
       105,000 ITT Corp. notes 6 3/4s, 2005                             107,888
       130,000 MeriStar Hospital Corp. company
               guaranty 9 1/8s, 2011 (R)                                140,075
        65,000 MeriStar Hospital Corp. company
               guaranty 9s, 2008 (R)                                     68,575
        80,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                       85,400
                                                                 --------------
                                                                      1,109,097

Media (0.7%)
-------------------------------------------------------------------------------
       130,000 Affinity Group, Inc. sr. sub. notes
               9s, 2012                                                 140,400
        85,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                     95,533
       140,000 Vivendi Universal SA sr. notes
               6 1/4s, 2008 (France)                                    151,200
       100,000 Warner Music Group 144A sr. sub.
               notes 7 3/8s, 2014                                       102,500
                                                                 --------------
                                                                        489,633

Metals (1.9%)
-------------------------------------------------------------------------------
       120,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                             122,400
        80,000 Armco, Inc. sr. notes 8 7/8s, 2008                        82,500
        60,000 Century Aluminum Co. 144A company
               guaranty 7 1/2s, 2014                                     63,000
       175,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                   205,188
        85,000 International Steel Group, Inc. sr.
               notes 6 1/2s, 2014                                        90,313
        10,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                             8,550
EUR     80,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                        116,305
      $110,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                    121,825
       175,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                            197,750
       214,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                             246,100
         7,201 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                             5,401
        13,998 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                            10,499
        40,000 WHX Corp. sr. notes 10 1/2s, 2005                         38,000
                                                                 --------------
                                                                      1,307,831

Other (3.5%)
-------------------------------------------------------------------------------
     2,375,000 Dow Jones CDX HY 144A pass-through
               certificates 7 3/4s, 2009                              2,410,583

Publishing (4.7%)
-------------------------------------------------------------------------------
       300,000 Advertising Direct 144A sr. notes
               9 1/4s, 2012 (Canada)                                    313,500
       382,086 Canada, Inc. 144A sr. sub. notes 8s,
               2012 (Canada)                                            408,832
       185,000 Dex Media West, LLC/Dex Media
               Finance Co. sr. notes Ser. B,
                8 1/2s, 2010                                            206,275
        85,000 Dex Media, Inc. disc. notes zero %,
               2013                                                      65,238
       345,000 Dex Media, Inc. notes 8s, 2013                           369,581
       140,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                             154,000
       175,000 MediaNews Group, Inc. sr. sub. notes
               6 7/8s, 2013                                             179,375
       185,000 Primedia, Inc. company guaranty
               8 7/8s, 2011                                             190,550
        80,000 Primedia, Inc. company guaranty
               7 5/8s, 2008                                              80,000
       135,000 Primedia, Inc. 144A sr. notes 8s,
               2013                                                     133,650
       335,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                             349,238
        20,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                     22,400
       170,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                   190,400
        85,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             101,575
       245,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                    267,050
       120,000 Vertis, Inc. 144A sub. notes
               13 1/2s, 2009                                            127,200
       105,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                             98,831
                                                                 --------------
                                                                      3,257,695

Restaurants (0.3%)
-------------------------------------------------------------------------------
        80,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                              87,200
       155,000 Sbarro, Inc. company guaranty 11s,
               2009                                                     155,000
                                                                 --------------
                                                                        242,200

Retail (2.2%)
-------------------------------------------------------------------------------
        80,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                       79,200
       160,000 Autonation, Inc. company guaranty
               9s, 2008                                                 182,400
        90,000 Finlay Fine Jewelry Corp. sr. notes
               8 3/8s, 2012                                              96,975
       155,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                     181,544
        30,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                      34,313
        90,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                      96,975
        20,000 JC Penney Co., Inc. notes 9s, 2012                        24,600
         5,000 JC Penney Co., Inc. notes 8s, 2010                         5,700
        80,000 Jean Coutu Group, Inc. 144A sr.
               notes 7 5/8s, 2012 (Canada)                               83,600
       155,000 Jean Coutu Group, Inc. 144A sr. sub.
               notes 8 1/2s, 2014 (Canada)                              157,325
       100,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                             109,750
         5,000 Rite Aid Corp. debs. 6 7/8s, 2013                          4,550
        15,000 Rite Aid Corp. notes 7 1/8s, 2007                         15,150
        40,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                      42,600
        75,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                      77,438
         5,000 Rite Aid Corp. 144A notes 6s, 2005                         5,088
       195,000 Saks, Inc. company guaranty 7s, 2013                     197,925
        70,000 Toys R Us, Inc. notes 7 5/8s, 2011                        70,700
        70,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                     78,225
                                                                 --------------
                                                                      1,544,058

Technology (3.4%)
-------------------------------------------------------------------------------
       200,000 Advanced Micro Devices, Inc. 144A
               sr. notes 7 3/4s, 2012                                   204,000
        82,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                    96,145
        70,000 Amkor Technologies, Inc. sr. sub.
               notes 10 1/2s, 2009                                       65,450
       150,000 Celestica, Inc. sr.sub. notes
               7 7/8s, 2011 (Canada)                                    159,000
       115,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             121,900
       125,000 Iron Mountain, Inc. company guaranty
               7 3/4s, 2015                                             126,875
        10,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                               8,525
       175,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                              150,063
        10,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                              10,300
        65,000 New ASAT Finance, Ltd. 144A company
               guaranty 9 1/4s, 2011 (Cayman
               Islands)                                                  57,850
       175,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                            176,750
       153,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                       175,185
        65,000 SCG Holding Corp. 144A notes zero %,
               2011                                                      92,950
       110,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                 118,250
       155,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                     176,700
       130,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                        132,275
        65,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                      67,925
       210,000 Xerox Corp. sr. notes 7 5/8s, 2013                       230,475
       180,000 Xerox Corp. sr. notes 6 7/8s, 2011                       190,350
                                                                 --------------
                                                                      2,360,968

Textiles (0.9%)
-------------------------------------------------------------------------------
       260,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            274,300
        75,000 Oxford Industries, Inc. sr. notes
               8 7/8s, 2011                                              81,000
        40,000 Phillips-Van Heusen Corp. sr. notes
               7 1/4s, 2011                                              41,900
       120,000 Russell Corp. company guaranty
               9 1/4s, 2010                                             129,750
        68,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                      77,860
                                                                 --------------
                                                                        604,810

Tire & Rubber (0.4%)
-------------------------------------------------------------------------------
        35,000 Goodyear Tire & Rubber Co. (The)
               notes 8 1/2s, 2007                                        37,100
       180,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       178,650
        35,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                        35,000
                                                                 --------------
                                                                        250,750

Tobacco (0.1%)
-------------------------------------------------------------------------------
       110,000 North Atlantic Trading Co. sr. notes
               9 1/4s, 2012                                              85,800

Transportation (1.0%)
-------------------------------------------------------------------------------
        95,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                      87,638
       170,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                            134,300
       200,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                            227,000
        30,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                             31,238
       120,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                            128,400
        63,692 NWA Trust sr. notes Ser. A, 9 1/4s,
               2012                                                      65,683
        40,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                            45,300
                                                                 --------------
                                                                        719,559

Utilities & Power (7.5%)
-------------------------------------------------------------------------------
        13,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                      14,885
         4,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                       4,400
       130,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                     149,500
       190,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                             215,650
       100,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                             113,250
        65,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                       74,263
        50,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                        53,608
        25,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                            29,384
        15,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                     15,030
       130,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                     143,975
        40,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                      45,500
        30,000 CMS Energy Corp. sr. notes 7 3/4s,
               2010                                                      32,775
       340,000 DPL, Inc. bonds 8 1/8s, 2031                             383,350
        55,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                              53,075
       245,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                      286,038
        65,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                              65,975
       100,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                              96,500
        45,000 Edison Mission Energy sr. notes 10s,
               2008                                                      52,200
        40,000 El Paso CGP Co. notes 7 3/4s, 2010                        41,200
        65,000 El Paso Corp. sr. notes 7 3/8s, 2012                      64,838
       160,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                             147,200
        30,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                              34,200
       170,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                            177,225
       115,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance sr. notes 6 3/4s,
               2014                                                     118,450
        35,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                      36,127
       225,000 Midwest Generation, LLC sec. sr.
               notes 8 3/4s, 2034                                       255,094
       145,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                      181,794
        70,000 Monongahela Power Co. 144A 1st.
               mtge. 6.7s, 2014                                          76,902
        85,000 Nevada Power Co. 2nd mtge. 9s, 2013                       98,600
        55,000 Nevada Power Co. 144A general ref.
               mtge. 5 7/8s, 2015                                        55,275
       175,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                    195,344
        10,000 Northwestern Corp. debs. 6.95s, 2028
               (In default) (NON)                                         8,800
        20,000 Northwestern Corp. notes 8 3/4s,
               2012 (In default) (NON)                                        1
       445,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                                 491,724
       100,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                126,000
        25,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                          25,517
       105,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                             112,350
        85,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                      93,075
       110,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                             113,300
        25,000 Sierra Pacific Power Co. general
               ref. mtge. 6 1/4s, 2012                                   26,125
       165,000 Sierra Pacific Resources sr. notes
               8 5/8s, 2014                                             188,100
        20,000 Southern California Edison Co. notes
               6 3/8s, 2006                                              20,686
        55,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                      63,663
        35,000 Teco Energy, Inc. notes 7.2s, 2011                        38,675
        55,000 Teco Energy, Inc. notes 7s, 2012                          59,950
        15,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                      14,700
        75,000 Tennessee Gas Pipeline Co. unsecd.
               notes 7 1/2s, 2017                                        81,844
        20,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                        21,700
       105,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s, 2011
               (Canada)                                                 110,250
        75,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                               85,125
        70,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                              78,485
        25,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                              28,875
        25,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                              28,875
        95,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                             105,925
        73,041 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON) (F)                                                      7
                                                                 --------------
                                                                      5,235,359
                                                                 --------------
               Total Corporate bonds and notes
               (cost $60,957,671)                                   $63,826,773

Common stocks (2.0%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
           307 AboveNet, Inc. (NON) (S)                                  $7,982
           384 Alderwoods Group, Inc. (NON)                               4,063
       180,000 AMRESCO Creditor Trust (acquired
               various dates from  5/5/99 to
               5/10/00, cost $38,828) (NON)(RES)
               (R)(F)                                                       180
           324 Archibald Candy Corp. (NON) (F)                                1
           195 Birch Telecom, Inc. (NON) (F)                                  2
        20,176 Coinmach Service Corp. IDS (Income
               Deposit Securities) (NON) (S)                            275,200
            85 Comdisco Holding Co., Inc. (S)                             2,125
       505,286 Contifinancial Corp. Liquidating
               Trust Units                                                5,053
         3,010 Covad Communications Group, Inc.
               (NON) (S)                                                  4,696
            83 Crown Castle International Corp.
               (NON)                                                      1,401
         5,403 Globix Corp. (NON)                                        16,479
       115,000 iPCS Escrow, Inc. (NON)                                      115
         3,613 iPCS, Inc. (NON)                                          92,493
            33 Knology, Inc. (NON)                                          114
            19 Leucadia National Corp.                                    1,191
         1,111 Lodgian, Inc. (NON)                                       11,788
        20,000 Loewen Group International, Inc.
               (NON) (F)                                                      2
           978 Northwestern Corp. (NON)                                  16,826
           136 Polymer Group, Inc. Class A (NON)                          2,584
           576 PSF Group Holdings, Inc. 144A Class
               A (NON) (F)                                              863,685
            10 Sterling Chemicals, Inc. (NON)                               320
           178 Sun Healthcare Group, Inc. (NON)                           1,335
            40 USA Mobility, Inc. (NON)                                   1,454
       259,509 VFB, LLC (acquired various dates
               from 12/21/99 to 10/27/00, cost
               $214,226) (NON)(RES)                                      49,307
        40,417 VS Holdings, Inc. (NON)                                   30,313
           816 Washington Group International, Inc.
               (NON)                                                     31,824
                                                                 --------------
               Total Common stocks
               (cost $4,225,013)                                     $1,420,533

Foreign government bonds and notes (1.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $35,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                            $39,638
        35,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                    39,515
        75,000 Colombia (Republic of) notes
               10 3/4s, 2013                                             87,900
       115,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 8s, 2030                        98,670
       140,000 Indonesia (Republic of) 144A sr.
               notes 6 3/4s, 2014                                       137,200
        45,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                      45,473
        10,000 Philippines (Republic of) bonds
               8 3/8s, 2011                                              10,000
       155,000 Philippines (Republic of) sr. notes
               8 7/8s, 2015                                             152,908
       170,000 Russia (Federation of) unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                     168,725
        18,667 Ukraine (Government of) sr. notes
               Ser. REGS, 11s, 2007                                      19,531
       120,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                     135,840
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $856,486)                                   $935,400

Preferred stocks (0.6%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         1,828 Doane Pet Care Co. $7.125 pfd.                           $82,260
             3 Dobson Commu1,140
            80 First Republic Capital Corp. 144A
               10.50% pfd.                                               82,800
         2,152 iStar Financial, Inc. Ser. F, $1.95
               cum. pfd. (R)                                             54,661
            19 Paxson Communications Corp. 14.25%
               cum. pfd. (PIK) (S)                                      142,500
           100 Primedia, Inc. Ser. F, $9.20 cum.
               pfd.                                                       8,750
            84 Rural Cellular Corp. Ser. B, 11.375%
               cum. pfd. (PIK)                                           67,200
                                                                 --------------
               Total Preferred stocks
               (cost $486,749)                                         $439,311

Convertible bonds and notes (0.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $490,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes 13s, 2009 (Denmark) (In
               default) (NON)                                                $5
        65,000 Fairchild Semiconductor
               International, Inc. cv. company
               guaranty  5s, 2008                                        65,406
       390,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 0.5s, 2008                                    300,300
        50,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                            57,875
                                                                 --------------
               Total Convertible bonds and notes
               (cost $811,431)                                         $423,586

Convertible preferred stocks (0.3%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         1,537 Crown Castle International Corp.
               $3.125 cum. cv. pfd.                                     $75,313
           917 Omnicare, Inc. $2.00 cv. pfd.                             47,799
         1,160 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                  98,745
                                                                 --------------
               Total Convertible preferred stocks
               (cost $156,761)                                         $221,857

Units (0.3%) (a) (cost $812,266)
Number of units                                                           Value
-------------------------------------------------------------------------------
           446 XCL Equity Units (F)                                    $197,851

Warrants (0.2%) (a) (NON)                          Expiration
Number of warrants                                    date                Value
-------------------------------------------------------------------------------
           108 AboveNet, Inc.                        9/8/08                $864
           127 AboveNet, Inc.                        9/8/10                 508
           200 Dayton Superior Corp. 144A            6/15/09                  1
             1 Doe Run Resources Corp. 144A (F)      10/29/12                 1
           205 Huntsman Co., LLC 144A                5/15/11             71,747
            89 MDP Acquisitions PLC 144A             10/1/13              3,560
            70 Mikohn Gaming Corp. 144A              8/15/08                105
             8 NTL, Inc.                             1/13/11                 34
            80 Pliant Corp. 144A                     6/1/10                   1
           120 Travel Centers of America, Inc. 144A  5/1/09                 600
           350 Ubiquitel, Inc. 144A                  4/15/10                  1
           503 Washington Group International, Inc.
               Ser. A                                1/25/06              5,835
           575 Washington Group International, Inc.
               Ser. B                                1/25/06              5,290
           310 Washington Group International, Inc.
               Ser. C                                1/25/06              2,527
           190 XM Satellite Radio Holdings, Inc.
               144A                                  3/15/10             15,200
                                                                 --------------
               Total Warrants (cost $154,669)                          $106,274

Brady bonds (0.1%) (a) (cost $98,306)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $105,600 Peru (Republic of) FRB Ser. PDI, 5s,
               2017                                                     $98,736

Senior loans (0.1%) (a) (c) (cost $81,016)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $90,000 Olympus Cable bank term loan FRN
               Ser. B, 6 3/4s, 2010                                     $88,959

Asset-backed securities (0.1%) (a) (cost $60,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $60,000 Verdi Synthetic CLO 144A Ser. 1A,
               Class E2, 11.15s, 2010                                   $60,263

Short-term investments (2.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $393,596 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.94% to 2.21% and due dates ranging
               from December 1, 2004 to January 7,
               2005 (d)                                                $393,449
     1,527,879 Putnam Prime Money Market Fund (e)                     1,527,879
                                                                 --------------
               Total Short-term investments
               (cost $1,921,328)                                     $1,921,328
-------------------------------------------------------------------------------
               Total Investments (cost $70,621,696)                 $69,740,871
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $69,622,305.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2004 was $49,487 or less than 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at November 30, 2004.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at November 30, 2004. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

  (d) See Note 1 to the financial statements.

  (e) See Note 4 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at November 30, 2004.


Forward currency contracts to sell at November 30, 2004 (Unaudited)
(aggregate face value $349,929)
                                  Aggregate          Delivery        Unrealized
                    Value        face value           date          depreciation
----------------------------------------------------------------------------------
Euro              $350,973        $349,929           3/16/05          $(1,044)
----------------------------------------------------------------------------------




Credit default contracts outstanding at November 30, 2004 (Unaudited)

                                                                                          Unrealized
                                                                           Notional      appreciation/
                                                                            amount       depreciation
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.35% and the fund pays in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                        $24,593              $366

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                         24,593               125

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.4625% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                         12,296               218

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                          9,222               173

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                          6,148                66

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                          3,074               125

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                          3,074               (80)
------------------------------------------------------------------------------------------------------
                                                                                                 $993
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $383,185
of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $69,093,817)                $68,212,992
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $1,527,879) (Note 4)            1,527,879
-------------------------------------------------------------------------------
Cash                                                                   93,273
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,388,918
-------------------------------------------------------------------------------
Receivable for securities sold                                        701,754
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                   1,073
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)               8,711
-------------------------------------------------------------------------------
Total assets                                                       71,934,600

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 405,332
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,243,378
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 4)                   128,308
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             31,544
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 30,082
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,046
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                    1,044
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                 42,873
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                         80
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                    393,449
-------------------------------------------------------------------------------
Other accrued expenses                                                 35,159
-------------------------------------------------------------------------------
Total liabilities                                                   2,312,295
-------------------------------------------------------------------------------
Net assets                                                        $69,622,305

Represented by
-------------------------------------------------------------------------------
Paid-in capital (unlimited shares authorized) (Note 1)           $104,868,809
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (706,059)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (33,659,746)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                    (880,699)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                $69,622,305
-------------------------------------------------------------------------------

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($69,622,305 divided by 7,507,107
shares)                                                                 $9.27
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended November 30, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $14,892 from
investments in affiliated issuers) (Note 4)                        $2,757,614
-------------------------------------------------------------------------------
Dividends                                                              29,564
-------------------------------------------------------------------------------
Securities lending                                                        176
-------------------------------------------------------------------------------
Total investment income                                             2,787,354

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      258,104
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       17,182
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                51,923
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              5,445
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        3,120
-------------------------------------------------------------------------------
Auditing                                                               22,426
-------------------------------------------------------------------------------
Other                                                                  37,869
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 4)                         (1,529)
-------------------------------------------------------------------------------
Total expenses                                                        394,540
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                               (507)
-------------------------------------------------------------------------------
Net expenses                                                          394,033
-------------------------------------------------------------------------------
Net investment income                                               2,393,321
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (403,988)
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                    313
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (35,545)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                    3,341
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and credit
default contracts during the period                                 3,918,239
-------------------------------------------------------------------------------
Net gain on investments                                             3,482,360
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $5,875,681
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 November 30           May 31
Increase in net assets                                  2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $2,393,321       $5,039,143
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                               (439,220)        (846,736)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         3,921,580        3,612,657
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         5,875,681        7,805,064
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                        (2,431,997)      (4,993,812)
-------------------------------------------------------------------------------
From return of capital                                    --          (50,354)
-------------------------------------------------------------------------------
Total increase in net assets                       3,443,684        2,760,898

Net assets
-------------------------------------------------------------------------------
Beginning of period                               66,178,621       63,417,723
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $706,059
and $667,383, respectively)                      $69,622,305      $66,178,621
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning and end of
period                                             7,507,107        7,507,107
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

                                      Six months
                                        ended
                                       Nov. 30
Per-share                            (Unaudited)                                  Year ended May 31
operating performance                    2004            2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $8.82           $8.45           $8.50           $9.49          $10.91          $12.30
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                 .32 (d)         .67 (d)         .73             .86            1.16            1.16
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .45             .37            (.01)           (.86)          (1.41)          (1.27)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .77            1.04             .72              -- (e)        (.25)           (.11)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                        (.32)           (.66)           (.76)           (.87)          (1.17)          (1.21)
------------------------------------------------------------------------------------------------------------------------------
From return of capital                     --            (.01)           (.01)           (.12)             --            (.07)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.32)           (.67)           (.77)           (.99)          (1.17)          (1.28)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $9.27           $8.82           $8.45           $8.50           $9.49          $10.91
------------------------------------------------------------------------------------------------------------------------------
Market price,
end of period                           $8.37           $7.92           $9.02           $9.48          $10.80          $10.19
------------------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                      9.87*          (4.99)           4.15           (2.91)          18.34          (15.61)
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $69,622         $66,179         $63,418         $63,826         $71,211         $81,898
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .58* (d)       1.19 (d)        1.22            1.19            1.14            1.08
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                3.52* (d)       7.57 (d)        9.17            9.69           11.41            9.92
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  31.19*          66.18           73.72           73.39           97.63           97.22
------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2004 and May 31, 2004 reflect a reduction of less than 0.01% based on average net assets (Note 4).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Managed High Yield Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's primary investment objective is to seek high current income. The fund intends to achieve its objective by investing in high yielding income securities. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an Exemptive Order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At November 30, 2004, the value of securities loaned amounted to $383,185. The fund received cash collateral of $393,449 which is pooled with collateral of other Putnam funds into 20 issuers of high-grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2004, the fund had a capital loss carryover of $32,039,053 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
------------------------------
    $2,584,483    May 31, 2007
     4,168,119    May 31, 2008
     3,778,275    May 31, 2009
     8,384,999    May 31, 2010
    11,264,568    May 31, 2011
     1,858,609    May 31, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2005 $1,145,185 of losses recognized during the period November 1, 2003 to May 31, 2004.

The aggregate identified cost on a tax basis is $70,917,779, resulting in gross unrealized appreciation and depreciation of $4,266,290 and $5,443,198, respectively, or net unrealized depreciation of $1,176,908.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on 0.75% of the average weekly net assets.

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended November 30, 2004, the fund paid PFTC $69,105 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2004, the fund's expenses were reduced by $507 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $539, as a quarterly retainer, as been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $20,600,706 and $20,319,035, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Investment in Putnam Prime
Money Market Fund

Pursuant to an Exemptive Order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended November 30, 2004, management fees paid were reduced by $1,529 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $14,892 for the period ended November 30, 2004.

Note 5
Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Results of October 14, 2004 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 14, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                          Votes
                                     Votes for           withheld
-----------------------------------------------------------------
Jameson A. Baxter                    6,210,457           159,461
Charles B. Curtis                    6,209,907           160,011
Myra R. Drucker                      6,205,910           164,008
Charles E. Haldeman, Jr.             6,211,747           158,171
John A. Hill                         6,214,022           155,896
Ronald J. Jackson                    6,215,937           153,981
Paul L. Joskow                       6,214,637           155,281
Elizabeth T. Kennan                  6,205,557           164,361
John H. Mullin, III                  6,217,907           152,011
Robert E. Patterson                  6,209,437           160,481
George Putnam, III                   6,215,959           153,959
A.J.C. Smith                         6,208,753           161,165
W. Thomas Stephens                   6,215,407           154,511
Richard B. Worley                    6,213,960           155,958

All tabulations are rounded to the nearest whole number.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and Chief
Legal Officer

Charles A. Ruys de Perez
Vice President and Chief
Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?

Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

216556  1/05


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: January 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 28, 2005